Exhibit 10.141

AMD_00191087.0

THIS AMENDMENT (this “Amendment”) dated as of May 4, 2016 (the “Amendment Effective Date”) is made to the Schedules (as defined below) by and between MSCI Inc. (“MSCI”) and BlackRock Fund Advisors (“Licensee”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in each applicable Schedule, as the case may be.

WHEREAS, MSCI and Licensee entered into the Schedules identified in Attachment 1 hereto (each, a “Schedule” and, collectively, the “Schedules”);

WHEREAS, the Schedules are governed by the Index License Agreement for Funds (internal MSCI reference number: IXF_00040) dated as of March 18, 2000 (the “Agreement”) by and between MSCI and Licensee;

WHEREAS, the Schedules specify the names of certain Licensee Funds, which names are identified as “original Fund names” in Attachment 1 hereto; and

WHEREAS, MSCI and Licensee wish to change such “original Fund names” of such Licensee Funds.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, each of MSCI and Licensee hereby agree to amend the Schedules as follows:

1.

Commencing on the Amendment Effective Date, each of the Schedules is hereby amended so that the “original Fund name” set forth in Attachment 1 hereto shall be deleted and replaced with the “revised Fund name” set forth in Attachment 1 hereto.

2.

This Amendment amends and operates in conjunction with each applicable Schedule.  This Amendment, each applicable Schedule and the Agreement constitute the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof and supersede in full all prior proposals and understandings, oral or written, relating to such subject matter.  To the extent that the terms of this Amendment conflict with the terms of any applicable Schedule or the Agreement, the terms of this Amendment shall control.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.
4.

This Amendment may be executed in counterparts, which taken together, shall constitute one Amendment and each party hereto may execute this Amendment by signing such counterpart; provided that no party shall be bound hereby until the Amendment has been executed and delivered by all parties hereto. A facsimile or PDF signature of either party to this Amendment shall be deemed an original signature of such party and shall manifest such party’s intention to be bound by this Amendment.

AMD_00191087.0

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the Amendment Effective Date set forth above.

MSCI Inc.		BlackRock Fund Advisors
By	/s/ Alex Gil	By	/s/ Manish Mehta
Name	Alex Gil	Name	Manish Mehta
Title	Executive Director	Title	Managing Director

AMD_00191087.0

Attachment 1

Schedule		original Fund name	revised Fund name
internal MSCI reference number of the Schedule	Effective Date of the Schedule
AMD_00151505.0	April 20, 2015	iShares FactorSelect MSCI Emerging ETF	iShares Edge MSCI Multifactor Emerging Markets ETF
AMD_00151505.0	April 20, 2015	iShares FactorSelect MSCI Global ETF	iShares Edge MSCI Multifactor Global ETF
AMD_00151505.0	April 20, 2015	iShares FactorSelect MSCI International ETF	iShares Edge MSCI Multifactor Intl ETF
AMD_00151505.0	April 20, 2015	iShares FactorSelect MSCI Intl Small-Cap ETF	iShares Edge MSCI Multifactor Intl Small-Cap ETF
AMD_00156266.0	April 20, 2015	iShares FactorSelect MSCI USA ETF	iShares Edge MSCI Multifactor USA ETF
AMD_00156266.0	April 20, 2015	iShares FactorSelect MSCI USA Small-Cap ETF	iShares Edge MSCI Multifactor USA Small-Cap ETF
AMD_00403	October 4, 2011	iShares MSCI USA Minimum Volatility Index Fund (USMV)	iShares Edge MSCI Min Vol USA ETF
AMD_00119881.0	January 23, 2014	iShares MSCI Japan Minimum Volatility ETF	iShares Edge MSCI Min Vol Japan ETF
AMD_00403	October 4, 2011	iShares MSCI ACWI Minimum Volatility Index Fund (ACMV)	iShares Edge MSCI Min Vol Global ETF
AMD_00119881.0	January 23, 2014	iShares MSCI All Country Asia ex Japan Minimum Volatility ETF	iShares Edge MSCI Min Vol Asia ex Japan ETF
AMD_00403	October 4, 2011	iShares MSCI EAFE Minimum Volatility Index Fund (EFAV)	iShares Edge MSCI Min Vol EAFE ETF
AMD_00403	October 4, 2011	iShares MSCI Emerging Markets Minimum Volatility Index Fund (EEMV)	iShares Edge MSCI Min Vol Emerging Markets ETF
AMD_00119881.0	January 23, 2014	iShares MSCI Europe Minimum Volatility ETF	iShares Edge MSCI Min Vol Europe ETF
AMD_00178568.0	August 3, 2015	iShares Currency Hedged MSCI ACWI Minimum Volatility ETF	iShares Edge MSCI Min Vol Global Currency Hedged ETF
AMD_00178568.0	August 3, 2015	iShares Currency Hedged MSCI EAFE Minimum Volatility ETF	iShares Edge MSCI Min Vol EAFE Currency Hedged ETF
AMD_00178568.0	August 3, 2015	iShares Currency Hedged MSCI EM Minimum Volatility ETF	iShares Edge MSCI Min Vol EM Currency Hedged ETF
AMD_00178567.0	August 3, 2015	iShares Currency Hedged MSCI Europe Minimum Volatility ETF	iShares Edge MSCI Min Vol Europe Currency Hedged ETF
AMD_00090437.0	February 21, 2013	iShares MSCI USA Momentum Factor ETF	iShares Edge MSCI USA Momentum Factor ETF
AMD_00090437.0	February 21, 2013	iShares MSCI USA Quality Factor ETF	iShares Edge MSCI USA Quality Factor ETF
AMD_00090437.0	February 21, 2013	iShares MSCI USA Size Factor ETF	iShares Edge MSCI USA Size Factor ETF
AMD_00090437.0	February 21, 2013	iShares MSCI USA Value Factor ETF	iShares Edge MSCI USA Value Factor ETF
AMD_00136364.0	September 9, 2014	iShares MSCI International Developed Momentum Factor ETF	iShares Edge MSCI Intl Momentum Factor ETF
AMD_00136364.0	September 9, 2014	iShares MSCI International Developed Quality Factor ETF	iShares Edge MSCI Intl Quality Factor ETF
AMD_00163614.0	September 9, 2014	iShares MSCI International Developed Size Factor ETF	iShares Edge MSCI Intl Size Factor ETF
AMD_00163614.0	September 9, 2014	iShares MSCI International Developed Value Factor ETF	iShares Edge MSCI Intl Value Factor ETF

3